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                                                                   EXHIBIT (23)A






The Board of Directors
First of America Bank Corporation:



         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                        /s/ KPMG Peat Marwick
                                        ---------------------
                                        KPMG PEAT MARWICK



Chicago, Illinois


July 29, 1994